UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): June 29, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 05     Press release dated 29 June 2004 - Contract Renewal

                                                                 Press enquiries
                David Beck: tel: +44 207 306 1490; email: david.beck@marconi.com Patrick Murphy: tel 44 115 906 4151, email patrick.murphy@marconi.com

                                                             Investor enquiries:
       Matthew Brooks: tel: + 44 24 7656 2249; email: matthew.brooks@marconi.com

                                                     Industry Analyst Enquiries:
        Stephen Hobson: tel: +44 151 254 4561; email: stephen.hobson@marconi.com



 MARCONI WINS FOUR-YEAR GBP360 MILLION FRAME CONTRACT RENEWAL TO PROVIDE CABLE
                           SERVICES FOR BT'S NETWORK


       Agreement extends Marconi service and support relationship with BT

London - June 29, 2004 - Marconi Corporation plc (London: MONI and NASDAQ:
MRCIY) has won a renewal of its cable services frame contract with BT estimated by the operator to be worth around GBP360 million over four years. The renewal takes effect from July 1, 2004 and covers civil engineering, pole renewal and underground cabling works in England.

The contract will be led by Marconi's field engineering staff based in Basildon who will provide cable services covering BT's East Midlands, Eastern, Outer London and Inner London regions. Around 320 Marconi field engineers, as well as over 1000 subcontractors, will continue to provide services supporting new and existing copper and fibre installations, ensuring the integrity of BT's network.

Marconi has provided UK network operators with cable connectivity and repair services for almost a century. During 2003, Marconi Cable Services installed in excess of 3300 km of fibre, copper cabling and ducting for BT; as well as 20,000 telephone poles. Marconi's dedicated cable services engineers and civil engineering work teams complete more than 1500 BT customer orders per week.

"Customers look for a partner that can deliver efficient, high quality and reliable services in a safe manner," said Mark Plato, managing director, Marconi Value Added Services. "Our professional field staff are well trained and fully accredited with established procedures in these areas. Our contract renewal demonstrates BT's faith in Marconi's people and processes and our excellent track record in supporting this key area of its network."


ENDS/...


Notes to editors

About Marconi Corporation plc
Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on NASDAQ under the ticker MRCIY. Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 10-K report filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary

Date: June 29, 2004